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GENERAL STEEL HOLDINGS INC.

Fourth Quarter and Full Year 2010 Earnings Call Presentation

Henry Yu, CEO & John Chen, CFO
& Jenny Wang, IR Manager

March 16, 2011

Safe Harbor Statement

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company's periodic filings (including Forms 8-K, 10-K and 10-Q) or other documents filed with the Securities and Exchange Commission. For more detailed information on the Company, please refer to the Company filings with the Securities and Exchange Commission, which are readily available at http://www.sec.gov, or through the Company's Investor Relations website at http://www.gshi-steel.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Agenda

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GENERAL STEEL HOLDINGS INC.

- 2010 Highlights and Growth Strategy
- FY2010 and 4Q Financial Highlights and Key Operating Metrics
- Market and Operational Overview
- Q&A

Growth Strategy

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GENERAL STEEL HOLDINGS INC.

Expand Capacity Organically and Through Acquisition

- Add new blast furnaces and new production lines
- Pursue strategic acquisitions of steel manufacturers in conjunction with the Chinese government's push for industry consolidation

Improve Operational Efficiencies to Drive Margin Expansion

- Replace older, less efficient furnaces with newer technology to improve yields and reduce energy waste
- Re-allocate production capacity between subsidiaries to optimize production at each site
- Carefully manage capacity expansion to ensure use of highest-efficiency production equipment available

Improve Cost Structure Through More Efficient Sourcing of Raw Materials

- Establish partnerships with raw material suppliers to ensure stable, competitively-priced supply
- Sign longer-term agreements with suppliers to improve purchasing terms
- Pursue strategic acquisitions of established upstream companies to gain direct control over materials supply

2010 Highlights

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GENERAL STEEL HOLDINGS INC.

Financial Highlights

- FY2010 Revenue increased 13.5% to $1.9 billion
- Continued bottom-line improvement; 4Q2010 net income of $2.2 million vs. net loss of $11.1 million in 4Q2009
- 4Q2010 Gross Margin increased 600 basis points year-over-year to 9.0%

Capacity expansion, Mergers & Acquisitions

- Began testing of new equipment installed through collaboration with Shaanxi Iron and Steel Group; New equipment adds 3 million metric tons of crude steel capacity annually
- Sep. 2010, formed Tianwu General Steel Material Trading Co., Ltd, to source raw materials



Full-Year Revenue
USD Million
2,000
1,500
1,000
500
0
1,668
1,894
2009
2010

Other Achievements

- Appointment of PWC Zhong Tian CPAs Limited as our Auditor, starting in the second fiscal quarter of 2011
- Initiated 1 million share stock repurchase program; 713,660 shares purchased as of 1/31/11

4Q2010 Financial Highlights

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GENERAL STEEL HOLDINGS INC.

	Three Months Ended		Year-Over-Year
($MM, except per share data)	**Dec. 31, 2010**	**Dec. 31, 2009**	**Change**
Revenue	**$ 478.6**	**$ 452.0**	**5.9%**
Shipment (KMT)	969	1,124	-13.8%
Cost of Sales	435.4	438.6	**-0.7%**
Gross Profit	**43.2**	**13.4**	**222.6%**
Gross Margin	9.0	3.0	600bps
SG&A	17.6	11.9	48.2%
Operating Income	25.7	1.5	1,561.9%
Finance & Interest Expense	13.7	9.4	45.1%
Net Income (Loss)	**2.2**	**(11.1)**	**120.0%**
EPS	**0.04**	**(0.26)**	**115.4%**

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and fiscal year 2010 earnings call.

FY2010 Financial Highlights

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GENERAL STEEL HOLDINGS INC.

	Fiscal Year Ended		Year-Over-Year
($MM, except per share data)	**Dec. 31, 2010**	**Dec. 31, 2009**	**Change**
Revenue	**$ 1,893.6**	**$ 1,668.4**	**13.5%**
Shipment (KMT)	3,955	3,834	3.2%
Cost of Sales	1,821.7	1,579.9	15.3%
Gross Profit	**71.9**	**88.6**	**-18.8%**
SG&A	52.9	41.1	28.9%
Operating Income	19.0	47.5	-60.1%
Finance and Interest Expense	51.3	27.8	84.2%
Net Income (Loss)	**(7.7)**	**(25.2)**	-69.6%
EPS	**(0.14)**	**(0.60)**	-76.7%

Key Operating Metrics

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GENERAL STEEL HOLDINGS INC.



Improving Gross Margin
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1.26%
1.5%
3.4%
9.0%
2010 1Q
2010 2Q
2010 3Q
2010 4Q



Average Selling Prices of Rebar (US$)
600
400
200
0
447
560
452
525
2009 4Q
2010 4Q
FY 2009
FY 2010

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and fiscal year 2010 earnings call.

Balance Sheet Highlights

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GENERAL STEEL HOLDINGS INC.

(USD 1,000)

Assets:	December 31, 2010	December 31, 2009
Cash and Restricted Cash	$263,068	$274,159
Accounts Receivable	$17,591	$8,525
Notes Receivable	$49,147	$29,185
Inventories	$475,879	$208,087
Advances on Inventory Purchases	$30,764	$31,402
Total Current Assets	$1,154,591	$615,277
Property Plant and Equipment	$602,612	$555,111
Total Assets	$1,814,668	$1,228,063
Liabilities:		
Total Notes Payable	$480,152	$254,608
Total Accounts Payable	$318,652	$206,277
Total Short Term Loan	$489,431	$271,077
Customer Deposits	$248,255	$212,556
Taxes Payable	$2,316	$6,921
Total Current Liabilities	$1,639,192	$1,037,345
Shareholder's Equity	$169,903	$166,329

➢**As of the date hereof, all of the convertible promissory notes issued on December 13, 2007 have been converted into Common Stock.**

China Steel Market

China Annual Crude Steel Output 2000~2010


million tons
700
600
500
400
300
200
100
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E

* Source: *World Steel Association*

- 2010 steel production in China was a record 626.7 million metric tons (44.3% of global output), with consumption estimated to be approximately 596 million tons (42% of global consumption)

China Rebar Selling Prices: 2009 - 2010


RMB per MT
5,500.00
5,000.00
4,500.00
4,000.00
3,500.00
3,000.00
2009-01-04
2009-02-04
2009-03-04
2009-04-04
2009-05-04
2009-06-04
2009-07-04
2009-08-04
2009-09-04
2009-10-04
2009-11-04
2009-12-04
2010-01-04
2010-02-04
2010-03-04
2010-04-04
2010-05-04
2010-06-04
2010-07-04
2010-08-04
2010-09-04
2010-10-04
2010-11-04

Shanghai, China
Beijing, China

* Source: *China Galaxy Future Company*

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and fiscal year 2010 earnings call.

China Steel Industry Consolidation

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GENERAL STEEL HOLDINGS INC.

Strong Catalysts for Industry Consolidation

- Central government initiatives aimed at improving industry efficiency through national consolidation effort
- Limitations on new capacity development force larger steel producers to increase capacity through acquisitions

Government Targets

48% of all Chinese steel produced by top 10 companies

50% produced by top 10 companies

70% produced by top 10 companies



2009
2010
2020

Cautious Mergers & Acquisitions Strategy

Optimizing Operation, to improve efficiency, product quality and profitability

- Scenario A: Acquire Manufacturing Capacity
- Scenario B: Acquire Raw Materials Supplier

Capacity Expansion and Efficiency Improvement

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GENERAL STEEL HOLDINGS INC.

Capacity Expansion

- **Completed construction and began testing on new production equipment at Longmen Joint Venture**
  - Adding annual crude steel capacity of 3 million metric tons
  - Current total annual crude steel capacity of 7 million metric tons
  - Negotiating terms of an agreement to operate such new equipment
- **Installed new 400,000 rebar production line in Maoming**
  - Brought online in December 2010

Efficiency Improvement

- **Production Reallocation**
  - In the 2nd half of 2009, shifted one rebar line from Maoming facility to Longmen Joint

    -- Brought online in Nov. 2010; capacity of 800,000 metric tons
  - In December 2010, shifted one high-speed wire production line from Maoming facility to Longmen Joint

    -- Expected to launch in the first half of 2011

Demand Drivers

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GENERAL STEEL HOLDINGS INC.

Year-over-Year Increases in GDP by Region


20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.9%
10.3%
9.6%
9.8%
18.2%
16.8%
14.9%
14.5%
15.4%
14.5%
14.1%
13.5%
12.4%
12.7%
11.6%
12.2%
National
Shaanxi
Jiangsu
Guangdong
3M2010
6M2010
9M2010
FY2010

Source: National Bureau of Statistics of China, Shaanxi Development & Reform Commission.

- **National Initiative – Low-Income Housing Development**
  - 10 million low-income houses expected to be built in 2010 vs. 5.9 million in 2009
  - 36 million low-income houses expected to be built over next five years

- **Direct beneficiary of the "Go West" economic initiative and 12th Five-Year Plan**
  - Development of China's western region is one of the top-five economic priorities of the 12th Five-Year Plan.
  - Significant spending on high-speed railway development
  - 80 billion RMB on construction of hydroprojects
  - "Go West" tax incentive
  - Only major steel manufacturer in Xi'an area

- **Guanzhong-Tianshui SEZ**
  - Covers two western provinces and seven cities, extending 70,000 square kilometers
  - Regional GDP per capital expected to double by 2020
  - Construction planned from 2009 to 2020



Q&A

Jenny Wang
General Steel Holdings, Inc.
Tel: + 86-10-5879-7346
Email: jenny.wang@gshi-steel.com

Brandi Floberg / Lee Roth
The Piacente Group
212-481-2050
Email: generalsteel@tpg-ir.com

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GENERAL STEEL HOLDINGS INC.